UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               October 16, 2002
               Date of report (date of earliest event reported)




                             QUADRAMED CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


      Delaware                 0-21031                   52-1992861

  (State or Other      (Commission File Number)        (IRS Employer
    Jurisdiction                                    Identification No.)
 of Incorporation)



 22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                94901
(Address of Principal Executive Offices)             (Zip Code)

                                (415) 482-2100
             (Registrant's Telephone Number, Including Area Code)






ITEM 5.
Other Items.

QuadraMed Corporation ("QuadraMed") released a press release on October 16, 2002 providing an update of its ongoing restatement activities.



ITEM 7.  Exhibit.

         Exhibit No.   Description
         99.1          QuadraMed Press Release dated October 16, 2002
                       entitled, "Quadramed Provides Update."


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 18, 2002                   QUADRAMED CORPORATION



                                            By: /s/ Michael H. Lanza
                                                    Michael H. Lanza
                                                    Executive Vice President
                                                    and Corporate Secretary